UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-862



                        The Growth Fund of America, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                    Date of fiscal year end: August 31, 2004

                    Date of reporting period: August 31, 2004





                                 Patrick F. Quan
                                    Secretary
                        The Growth Fund of America, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE GROWTH FUND
OF AMERICA

HOW THE MULTIPLE PORTFOLIO COUNSELOR
SYSTEM WORKS FOR GFA

[photo of six girls dressed in soccer uniforms sitting on stadium bleachers overlooking a playing field]

Annual report for the year ended August 31, 2004


THE GROWTH FUND OF AMERICA(R) invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders                                                    1
The value of a long-term perspective                                      4
Feature story: Managing for growth
     How the multiple portfolio counselor
     system works for GFA                                                 6
Investment portfolio                                                     11
Financial statements                                                     16
Board of Directors                                                       28
What makes American Funds different?                             back cover

ABOUT THE COVER: A successful girls' soccer team represents the teamwork, cooperation and collaboration inherent in The Growth Fund of America's multiple portfolio counselor system.

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004 (the most recent calendar quarter):

                                                                    1 year           5 years          10 years
Class A shares
Reflecting 5.75% maximum sales charge                               +8.00%           +3.31%            +13.01%

Other share class results and important information can be found on page 3.

INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

[close-up photo of a child kicking a soccer ball]

The 12 months ended August 31 consisted of two distinctly different stock markets. In the first six months, rising corporate earnings, tax cuts, low interest rates and the weakness of the U.S. dollar helped fuel a rise in stock prices. The second half ended on a more somber note, when stock prices fell as investors became concerned about rising oil prices, the conflict in Iraq and the presidential election. The second half was particularly hard on growth stocks, which had experienced a strong recovery.

FISCAL 2004 RESULTS

For the full year, The Growth Fund of America (GFA) posted solid results with a total return of 8.7%. As the table below shows, GFA's return trailed the general stock market, as represented by Standard & Poor's 500 Composite Index, but exceeded three of the four benchmark indexes the fund uses to measure its progress. The unmanaged S&P 500 gained 11.4%. The fund's Lipper benchmarks had increases ranging from 4.7% to 10.1%.

Over longer periods, GFA has continued to outpace the general market and its comparable indexes by significant margins. The fund's average annual total returns were 3.9% for the five years, 13.1% for the 10 years and 15.4% for its lifetime.

WHAT HELPED RESULTS

Energy and biotechnology stocks helped GFA results the most. Rising crude oil prices reached record levels, benefiting energy companies. The rise occurred because both demand for oil products was somewhat higher than expected and supply dipped below forecasts. Developing nations, including China in particular, made stronger demands for oil. Supply was affected by turmoil in Russia, Iraq, Venezuela and Nigeria. After experiencing years of relatively low oil prices, energy companies have been disciplined about controlling costs and spending, and were able to benefit when prices rose sharply. Energy companies that made a major contribution included LUKoil Holding (+51.3%), one of the largest companies in Russia, Burlington Resources (+49.7%), Suncor Energy (+47.9%) and Devon Energy (+25.2%). The fund added to its energy holdings during the past 12 months.

Results at a glance (with all distributions reinvested)

                                                                                 5-year           10-year          Lifetime*
                                                                                 average          average           average
                                                               1-year            annual           annual            annual
                                                               total              total            total             total
                                                               returns           returns          returns           returns
                                                             (9/1/03 -          (9/1/99 -        (9/1/94 -        (12/1/73 -
                                                              8/31/04)          8/31/04)         8/31/04)          8/31/04)

The Growth Fund of America                                      +8.7%             +3.9%           +13.1%            +15.4%

Standard & Poor's 500 Composite Index+                         +11.4              -2.1            +10.7             +12.0

Lipper Capital Appreciation Funds Index                         +6.5              -2.3             +7.7             +11.6

Lipper Growth Funds Index                                       +5.8              -3.9             +7.9             +10.7

Lipper Multi-Cap Core Funds Index                              +10.1              +0.1             +9.4             +11.4

Lipper Multi-Cap Growth Funds Index                             +4.7              -4.5             +7.5             +11.5

*Since Capital Research and Management Company began managing the fund on
  December 1, 1973.
+Unmanaged.


[action photo of a child goalie diving for a soccer ball]

Biotechnology stocks are a relatively small holding but the group's returns were noteworthy. These stocks recovered in the past year after having difficulties in 2001 and 2002. Among the leaders were Elan (+419.0%), Biogen Idec (+78.5%) and Sepracor (+84.3%). Elan and Biogen Idec were strong performers because of positive clinical news about their joint venture to treat multiple sclerosis with the new drug Antegren. Sepracor has been a superior stock because the Food and Drug Administration has indicated that it will approve the company's new drug Estorra, which will be used to treat insomnia.

A mixture of individual stocks also achieved significant gains. Yahoo!, a leading Internet portal, rose 70.7%. Starbucks, the global coffeehouse chain, rose 52.0% on increasing sales and earnings. Tyco International, a diversified manufacturing concern (+52.2%), rebounded after new management restored investor confidence in the strength of the company's basic businesses.

WHAT HURT THE FUND

Technology and media stocks, which played an important role in GFA's fiscal 2003 results, lagged in the recent fiscal year. Most technology stocks, whether they were semiconductor, software or computer companies, had a poor second half. For example, the NASDAQ Composite Index, which is dominated by large technology stocks, declined 9.4% in the period from March 1, 2004, to the end of the fiscal year. Among the fund's larger holdings that posted negative results for the year were Applied Materials (-26.4%), Taiwan Semiconductor Manufacturing (-19.6%) and Texas Instruments (-18.1%). We believe these companies are solid long-term investments, but they had a very strong rebound last year and their valuations had gotten a little too high.

Media companies were in a similar situation, having participated strongly in the market recovery. Among those with below-market results were Comcast (-2.2%), Time Warner (-0.1%) and News Corp. (+2.9%).

GOING FORWARD

A year ago we noted that it would not be realistic to expect a return to the exceptionally high stock market gains that we experienced in the 1990s. Our outlook has not changed today. We believe modest returns with some volatility are likely in the future. Our investment approach has not changed either. We will continue our focus on fundamental research, conducted globally, with a long-term orientation. To learn more about how our investment professionals manage the GFA portfolio, please read the feature article beginning on page 6.

It has been gratifying to see the large number of new shareholders who have joined the fund in the past 12 months, bringing the number of shareholder accounts to almost 5 million. We welcome our new shareholders and thank our long-term investors for their continuing faith in The Growth Fund of America.

Cordially,

/s/ James F. Rothenberg            /s/ Donald D. O'Neal

James F. Rothenberg                 Donald D. O'Neal
Chairman of the Board               President

October 8, 2004

For current information about the fund, visit americanfunds.com.

OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.


Returns for periods ended September 30, 2004 (the most recent calendar quarter):

                                                                                              1 year          Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are sold
     within six years of purchase                                                              +8.70%            -3.49%(1)
Not reflecting CDSC                                                                           +13.70%            -3.12%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +12.68%            +0.58%(2)
Not reflecting CDSC                                                                           +13.68%            +0.58%(2)


CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +14.55%            +1.38%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                          +7.94%            +1.71%(4)
Not reflecting maximum sales charge                                                           +14.51%            +4.03%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                      +8.48%            +1.62%(4)
Not reflecting CDSC                                                                           +13.48%            +3.09%(4)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +12.53%            +3.11%(4)
Not reflecting CDSC                                                                           +13.53%            +3.11%(4)

CLASS 529-E SHARES(3)                                                                         +14.11%            +3.16%(5)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +14.41%           +16.32%(6)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A, Class
    529-B and Class 529-C shares were first sold.
(5) Average annual total return from March 1, 2002, when Class 529-E shares were first sold.
(6) Average annual total return from September 16, 2002, when Class 529-F shares were first sold.

There are several ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.74 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.80 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus, the net amount invested was $9,425.(2)


AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment with all distributions reinvested)

                                                      For periods ended
                                                        August 31, 2004
CLASS A SHARES*
Reflecting 5.75% maximum sales charge

1 year                                                           +2.42%
5 years                                                          +2.69%
10 years                                                        +12.42%

*Results for other share classes can be found on page 3.


[begin mountain chart]

                                 Lipper   Standard &
             The Growth       Multi-Cap   Poor's 500    Lipper Multi-       Consumer
                Fund of      Core Funds    Composite       Cap Growth    Price Index       Original
Year            America           Index        Index      Funds Index    (inflation)     Investment

1974*            $7,874          $7,761       $7,749          $ 7,845        $10,893        $10,000
1975             $9,792          $9,873       $9,776          $ 9,431        $11,830        $10,000
1976            $11,165         $11,715      $12,043          $10,765        $12,505        $10,000
1977            $12,377         $11,697      $11,835          $11,007        $13,333        $10,000
1978            $20,136         $14,369      $13,315          $14,823        $14,379        $10,000
1979            $23,595         $16,280      $14,881          $17,014        $16,078        $10,000
1980            $31,496         $20,040      $17,588          $22,374        $18,148        $10,000
1981            $35,383         $21,228      $18,539          $24,287        $20,109        $10,000
1982            $38,595         $22,123      $19,134          $25,570        $21,285        $10,000
1983            $56,382         $32,033      $27,582          $38,044        $21,830        $10,000
1984            $56,805         $31,782      $29,280          $36,701        $22,767        $10,000
1985            $64,493         $36,607      $34,616          $41,413        $23,529        $10,000
1986            $82,962         $48,803      $48,158          $55,640        $23,900        $10,000
1987           $109,731         $62,610      $64,779          $72,149        $24,924        $10,000
1988            $97,962         $51,546      $53,241          $58,985        $25,926        $10,000
1989           $136,507         $69,658      $74,101          $83,543        $27,146        $10,000
1990           $123,184         $65,613      $70,400          $76,088        $28,671        $10,000
1991           $160,815         $82,704      $89,300         $101,155        $29,760        $10,000
1992           $168,703         $87,795      $96,368         $106,268        $30,697        $10,000
1993           $210,269        $104,956     $110,996         $133,701        $31,547        $10,000
1994           $222,852        $112,215     $117,057         $138,309        $32,462        $10,000
1995           $279,812        $132,843     $142,129         $172,196        $33,312        $10,000
1996           $282,323        $153,447     $168,734         $192,309        $34,270        $10,000
1997           $391,124        $207,038     $237,282         $252,795        $35,033        $10,000
1998           $390,174        $204,380     $256,505         $241,989        $35,599        $10,000
1999           $629,203        $273,501     $358,611         $359,870        $36,405        $10,000
2000           $965,880        $340,564     $417,104         $549,013        $37,647        $10,000
2001           $721,756        $263,388     $315,433         $308,552        $38,671        $10,000
2002           $578,827        $217,245     $258,698         $225,096        $39,368        $10,000
2003           $701,724        $249,447     $289,889         $272,701        $40,218        $10,000
2004           $762,451(3)     $274,632(4)  $323,073(4)(5)   $285,459(4)     $41,285(6)     $10,000
Year ended August 31

[end mountain chart]




Year ended August 31                   1974#          1975         1976         1977         1978         1979         1980
Total value
Dividends reinvested                      --          $362          283           --          254           --          307
Value at year-end                     $7,874         9,792       11,165       12,377       20,136       23,595       31,496
GFA total return                     (21.3%)          24.4         14.0         10.9         62.7         17.2         33.5


Year ended August 31                    1981          1982         1983         1984         1985         1986         1987
Total value
Dividends reinvested                     546         1,673        2,290        1,643        1,249          979        1,354
Value at year-end                     35,383        38,595       56,382       56,805       64,493       82,962      109,731
GFA total return                        12.3           9.1         46.1          0.8         13.5         28.6         32.3


Year ended August 31                    1988          1989         1990         1991         1992         1993         1994
Total value
Dividends reinvested                   1,503         1,743        3,611        3,208        2,510        1,454          929
Value at year-end                     97,962       136,507      123,184      160,815      168,703      210,269      222,852
GFA total return                      (10.7)          39.3        (9.8)         30.5          4.9         24.6          6.0


Year ended August 31                    1995          1996         1997         1998         1999         2000         2001
Total value
Dividends reinvested                   1,372         2,452        2,019        2,525        1,956        1,081        3,900
Value at year-end                    279,812       282,323      391,124      390,174      629,203      965,880      721,756
GFA total return                        25.6           0.9         38.5        (0.2)         61.3         53.5       (25.3)


Year ended August 31                    2002          2003         2004      Average
Total value                                                                  annual total
Dividends reinvested                   1,400           592          190      return for
Value at year-end                    578,827       701,724      762,451      30-3/4years
GFA total return                      (19.8)          21.2          8.7      15.1(3)

# For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and eliminated for purchases of $1 million or more.
(2) The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(3) Includes reinvested dividends of $43,387 and reinvested capital gain distributions of $369,777.
(4) Includes reinvested dividends.
(5) The S&P 500 is unmanaged, does not reflect sales charges, commissions or expenses and cannot be invested in directly.
(6) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


[close-up photo of children running after a soccer ball}

MANAGING FOR GROWTH
How the multiple portfolio counselor system works for GFA

For 46 years, American Funds has relied on a unique approach to managing investments -- the multiple portfolio counselor system. It has provided broad diversification, continuity of management, consistent long-term results and a way to manage effectively a large and growing pool of money. The Growth Fund of America has been using the system since it joined the American Funds family on December 1, 1973.

[Begin Caption]
Don O'Neal
[photo of Don O'Neal]
[End Caption]

[Begin Caption]
Jim Rothenberg
[photo of Jim Rothenberg]
[End Caption]

[Begin Caption]
Mike Shanahan
[photo of Mike Shanahan]
[End Caption]

[Begin Pull Quote]
"The Growth Fund of America has gone from being a small to a medium-sized to a large fund over 31 years, yet the fund has produced above-average long-term results all along the way." -- Don O'Neal
[End Pull Quote]

Don O'Neal, president of the fund, says there is ample evidence that the system works over long periods of time. "The Growth Fund of America has gone from being a small to a medium-sized to a large fund over 31 years, yet the fund has produced above-average long-term results all along the way. The multiple portfolio counselor system is one of the keys to our success, and we have a lot of confidence in it."

The past few years have been noteworthy for The Growth Fund of America. Assets have grown considerably, and the fund has added a large number of new shareholders and experienced both a sharp market decline and recovery. In that environment, GFA has posted some of its best five-year results compared with market indexes or peer funds since the early 1980s. Today, with more than $75 billion in assets, it has become one of the largest mutual funds in the United States. We thought it might be a good time to take a close look at how GFA manages for growth.

THE FUND'S OVERALL OPERATION

How does the multiple portfolio counselor system work? Imagine the GFA portfolio as a pie cut into slices. The senior fund officers have carefully chosen a team of portfolio counselors, generalists who invest broadly in many industries. Like mixing different paints to achieve the right color, they have picked portfolio counselors with strengths in value and growth investing, conservative and enterprising styles and different industry expertise to create a multitalented group. Each portfolio counselor is given a slice of the pie to manage in line with the fund's broad objective, as though each were managing a portfolio individually.

With the recent addition of two counselors, the fund now has eight. GFA started with two portfolio counselors after joining American Funds in 1973.

One slice of the portfolio, up to 25% of the fund's assets, is given to a group of research analysts, specialists who focus on individual industries, to manage by themselves. In addition, an investment group makes sure that all investments fit into the fund's mandate and that each individual's investment choices mesh with the other holdings.

Why has it worked? Jim Rothenberg, chairman of the fund, says, "First, you get talented individual decision makers who are accountable for their own results. Secondly, their results are blended so that the total portfolio is more diversified and is relatively more stable than if it were managed by only one person."

DIVERSITY OF VIEWS BRINGS BENEFITS

The GFA portfolio is diversified across 240 stocks in many industries. It is also diversified across different styles and perspectives on the market. "Most of the time, our counselors are devoted to fundamental research and fundamental investing," explains Mike Shanahan, a veteran portfolio counselor. "We select stocks on a company-by-company basis. But within that context, the world looks different to each counselor. They have varying degrees of comfort about risk, for example. And they don't produce the same portfolios."

[Begin Sidebar]
A WEALTH OF EXPERIENCE

The Growth Fund of America currently has eight portfolio counselors who bring together 229 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision makers for the fund.*

[photo of coach instructing girl soccer player]

                                                       Years of
                                                     investment
Portfolio counselor                                 experience*

R. Michael Shanahan                                          40
James F. Rothenberg                                          34
Gordon Crawford                                              33
James E. Drasdo                                              33
Gregg E. Ireland                                             31
Michael T. Kerr                                              21
Donald D. O'Neal                                             19
Timothy P. Dunn                                              18

*As of November 1, 2004

[End Sidebar]

Mike contrasts his sometimes more conservative view of the market with the more optimistic growth view of Gordon Crawford, another veteran GFA counselor. "There are material differences between Gordon and me with regard to risk preferences and projections into the future. These differences benefit the fund. For example, Gordon's growth approach benefited the fund during the bull market of the late 1990s, and my more cautious approach of holding cash helped the fund in the market decline of 2000 to 2002. The fund tries to provide a diversity of outlooks among our counselors with a mix of age, experience, background and location."

Mike believes the multiple portfolio counselor system has helped GFA navigate difficult markets. "Any market tends to go to extremes," he says. "The multiple manager system works because it mitigates the extremes. The fund never goes too far in one direction. By creating a group of individuals with different styles, experiences and expertise, we have been able to smooth out short-term peaks and valleys in the market and deliver long-term consistent results with less risk. That's because the results of portfolio counselors whose style and investments are currently in favor may temper the results of those whose investments are out of season."

ADDING PORTFOLIO COUNSELORS HELPS MANAGE GROWTH OF ASSETS

The multiple portfolio counselor system has enabled the fund to mitigate the challenges of size and complexity that accompany growth. Gordon explains how the addition of new counselors has helped. When new assets flow into the funds, shareholders want to see their money put to work. If the fund kept a small number of portfolio counselors, they'd have to add more stocks to their existing portfolios. "We'd have to expand the number of stocks we manage to keep up with the flow of new assets," he says. "But there are just so many hours in a day and so many things you can grasp. There is no portfolio counselor who knows every energy, technology, media, retailing, industrial, financial and non-U.S. stock inside and out. Since we added new counselors to the fund, they have been able to invest in their high-conviction ideas. That puts less pressure on the veteran portfolio counselors so we can concentrate on our own areas of conviction and expertise."

The system also makes it easier when a portfolio counselor retires or leaves the fund. At that time, only a small portion of the portfolio changes hands, says Don. "When we know a portfolio counselor is leaving, we will move his or her assets to existing or new portfolio counselors over a period of time. These smooth, gradual transitions have helped keep the fund's investment approach consistent."

The recent addition of two new portfolio counselors -- Gregg Ireland and Tim Dunn -- illustrates GFA's emphasis on diversity. Both are seasoned portfolio counselors who have extensive experience in investing in the United States and overseas. But their investing styles are quite different. "I'm a contrarian," says Gregg. "I like to invest in companies that are out of favor, experiencing temporary problems and at the lower end of their business cycles -- presumably at attractive prices. I like to own turnarounds and cyclical stocks. When I do my research, I try to ascertain whether a company's underlying businesses are still good even though it has currently run into a rough patch. Then I look for a catalyst for change. It may be a new product, a new market or new management."

One such turnaround in Gregg's portfolio is Tyco International, a diversified manufacturer of electronics and telecommunications equipment, security systems and medical products. The company had run into trouble because of aggressive accounting policies and sales tax fraud charges against a former chief executive officer. Gregg and research analyst Martin Jacobs believed, however, that Tyco's underlying businesses were still strong. "At the end of the day, it was still a good collection of businesses, with solid profitability and cash flow overshadowed by all the noise and drama over accounting and legal problems," Martin says. "A new chief executive officer, Ed Breen, was elected and he replaced most of the company's management team. The entire board of directors also resigned." The stock has recovered considerably since Gregg and Martin's purchases.

In contrast, Tim likes to invest in growth companies with strong international businesses. He favors growth-oriented companies in technology, consumer products, financial services and health care. Avon Products, the widely known cosmetics firm, is a favorite holding. Even though growth of Avon Products in the United States is modest, sales in India, Eastern Europe, China and Brazil are experiencing double-digit increases. Tim likes the multiple portfolio counselor system because it divides the portfolio into manageable portions. It helps to increase the number of high-conviction stocks in the portfolio, he says. "If you had only one manager, it's doubtful that he or she would be able to recall what makes the 211th largest stock of the 240 in the fund special," he says.

ENCOURAGING PERSONAL GROWTH OF RESEARCH ANALYSTS

The research portfolio encourages personal growth of research analysts, who specialize in specific industries. In many investment firms, research analysts make recommendations to buy and sell stocks but don't actually manage money themselves. In GFA and the other American Funds, they play an important role in the multiple portfolio counselor system, managing a portion of the assets as a group. "They are managing real money. It sharpens their focus and gives the analysts independence, autonomy and empowerment," Don says.

The research portfolio is also a source of communication to other analysts and the portfolio counselors. "It's important to look at what analysts do in addition to what they say," Don says. "When they buy or sell one of their stocks, it tells you exactly where their convictions lie."

[Begin Sidebar]
"By creating a group of individuals with different styles, experiences and expertise, we have been able to smooth out short-term peaks and valleys in the market and deliver long-term consistent results with less risk." -- Mike Shanahan
[End Sidebar]

[Begin Caption]
Gordon Crawford
[photo of Gordon Crawford]
[End Caption]

[Begin Caption]
Martin Jacobs
[photo of Martin Jacobs]
[End Caption]

[Begin Caption]
Gregg Ireland
[photo of Gregg Ireland]
[End Caption]

[Begin Caption]
Tim Dunn
[photo of Tim Dunn]
[End Caption]

[Begin Caption]
Mark Merritt
photo of Mark Merritt
[End Caption]

[Begin Caption]
Jim Drasdo
photo of Jim Drasdo
[End Caption]

[Begin Caption]
Mike Kerr
photo of Mike Kerr
[End Caption]

[Begin Caption]
Cathy Kehr
photo of Cathy Kehr
[End Caption]

[Begin Pull Quote]
"If   you   have   seven   or   eight   smart   people   in  a   nonthreatening,
information-providing environment, the wisdom of the whole is better than that of any one person." -- Jim Drasdo
[End Pull Quote]

Of the 34 research analysts who participate in GFA, 32 have five or more years of investment experience, 17 have been in the business for 10 years or more, and 10 have been professional investors for 15 years or more. Most work out of the Los Angeles and San Francisco offices of Capital Research and Management Company, the investment adviser to American Funds, but others operate out of London, Geneva, Tokyo, New York and Washington, D.C.

Mark Merritt, a coordinator for the GFA research portfolio, says one of the significant contributions of the group is the depth of knowledge the analysts bring to the fund. "Some have been covering industries for 10 or 20 years," he says. "Their knowledge of industries, companies and management is on a higher level compared with that of the average analyst who is often just out of college or business school. The veteran analysts know everyone in the industry and their telephone calls get returned. They meet with management regularly, build financial models and thoroughly review financial statements. When appropriate, they make on-site visits to factories and retail stores." Mark has been covering retail companies for 10 years and some of his largest investments are Target, Lowe's Companies, Best Buy, Limited Brands and Walgreen, which are also some of the fund's largest holdings. He meets with suppliers, customers and competitors and spends a lot of time walking stores to gain an objective, well-rounded view of a company's business and long-term prospects.

Energy analyst Cathy Kehr believes she must visit oil fields in person "to understand what is going on in companies' backyards -- not just at corporate headquarters." Her global energy research specialty takes her around the world much of the time. In the past year, she visited oil fields in Kazakhstan, Argentina, Bolivia, Canada and the United States. Sharing information with a cluster of other energy analysts and experts in Capital Research's global network helps her make informed investment decisions, she says.

Veteran portfolio counselor Jim Drasdo likes visiting companies with a research analyst. "I can focus on the big picture and he or she can focus on the details. We learn a lot that way. It's good to have a great, grand strategy but we have to block and tackle, too."

THE VALUE OF CUMULATIVE WISDOM

Why has the multiple portfolio counselor system worked out well? "I believe in something called cumulative wisdom," Jim Drasdo says. "If you have seven or eight smart people in a nonthreatening, information-providing environment, the wisdom of the whole is better than that of any one person. There is something good about the system. It is hard to explain, but there is something that works here."


[photo of three children in soccer uniforms - one holding a soccer ball]


INVESTMENT PORTFOLIO, August 31, 2004

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

[begin pie chart]
                                                              Percent of
INDUSTRY SECTOR DIVERSIFICATION                               Net Assets

CONSUMER DISCRETIONARY                                           19.85 %
INFORMATION TECHNOLOGY                                           18.56
HEALTH CARE                                                      12.70
ENERGY                                                            9.51
INDUSTRIALS                                                       8.81
OTHER INDUSTRIES                                                 20.34
CASH & EQUIVALENTS                                               10.23
[end pie chart]

                                                               Percent
                                                                of net
LARGEST EQUITY HOLDINGS                                         assets

Time Warner                                                     2.54 %
American International Group                                    2.47
Microsoft                                                       2.19
Target                                                          1.85
Lowe's Companies                                                1.78
Altria Group                                                    1.65
Comcast                                                         1.62
Sanofi-Aventis                                                  1.62
Freddie Mac                                                     1.30
Tyco International                                              1.29


                                                                                         Shares           Market       Percent
                                                                                                           value        of net
COMMON STOCKS  - 89.63%                                                                                    (000)        assets

CONSUMER DISCRETIONARY  - 19.83%
Time Warner Inc.  (1)                                                               122,900,000        2,009,415         2.54%
Target Corp.                                                                         32,870,000        1,465,345          1.85
Lowe's Companies, Inc.                                                               28,320,400        1,407,524          1.78
Comcast Corp., Class A  (1)                                                          29,041,387          818,096
Comcast Corp., Class A, special nonvoting stock  (1)                                 16,756,000          464,979          1.62
IAC/InterActiveCorp  (1)                                                             42,750,000          975,127          1.23
Carnival Corp., units                                                                16,459,100          753,662           .95
News Corp. Ltd., preferred (ADR)                                                     24,520,367          729,481           .92
Liberty Media Corp., Class A  (1)                                                    68,625,000          611,449           .77
Cox Communications, Inc., Class A  (1)                                               16,681,200          548,144           .69
eBay Inc.  (1)                                                                        6,146,600          531,927           .67
Starbucks Corp.  (1)                                                                 11,329,200          489,875           .62
Best Buy Co., Inc.                                                                   10,530,000          489,856           .62
Limited Brands, Inc.                                                                 20,700,000          415,656           .52
Other securities                                                                      2,797,000        3,998,090          5.05
                                                                                                      15,708,626         19.83

INFORMATION TECHNOLOGY  - 18.56%
Microsoft Corp.                                                                      63,657,125        1,737,840          2.19
Texas Instruments Inc.                                                               42,550,000          831,427          1.05
Applied Materials, Inc.  (1)                                                         49,665,000          789,177          1.00
First Data Corp.                                                                     18,340,000          774,865           .98
Yahoo! Inc.  (1)                                                                     26,452,154          754,151           .95
Taiwan Semiconductor Manufacturing Co. Ltd.                                         520,321,765          722,456           .91
Linear Technology Corp.                                                              14,425,000          515,982           .65
Corning Inc.  (1)                                                                    46,820,000          473,818           .60
Analog Devices, Inc.                                                                 11,716,666          406,803           .52
Xilinx, Inc.                                                                         14,800,000          405,964           .51
Other securities                                                                                       7,289,769          9.20
                                                                                                      14,702,252         18.56

HEALTH CARE  - 12.70%
Sanofi-Aventis                                                                       17,990,129        1,279,554          1.62
Biogen Idec Inc.  (1)                                                                15,911,000          944,000          1.19
AstraZeneca PLC (Sweden)                                                             10,818,000          501,409
AstraZeneca PLC (ADR)                                                                 2,797,000          130,144
AstraZeneca PLC                                                                       2,800,000          129,087           .96
Eli Lilly and Co.                                                                    10,700,000          678,915           .86
Amgen Inc.  (1)                                                                      11,160,000          661,676           .83
Guidant Corp.                                                                        10,062,200          601,720           .76
Other securities                                                                                       5,132,370          6.48
                                                                                                      10,058,875         12.70

ENERGY  - 9.51%
Schlumberger Ltd.                                                                    14,198,300          877,455          1.11
Devon Energy Corp.                                                                    7,695,000          498,713           .63
LUKoil Holding (ADR)                                                                  3,750,000          442,500           .56
Other securities                                                                      2,728,600        5,712,829          7.21
                                                                                                       7,531,497          9.51

INDUSTRIALS  - 8.81%
Tyco International Ltd.                                                              32,675,000        1,023,381          1.29
General Electric Co.                                                                 23,740,000          778,435           .98
FedEx Corp.                                                                           6,822,300          559,360           .71
Illinois Tool Works Inc.                                                              5,950,000          543,176           .69
Boeing Co.                                                                           10,200,000          532,644           .67
Southwest Airlines Co.                                                               35,079,877          519,884           .66
United Parcel Service, Inc., Class B                                                  7,078,300          517,070           .65
General Dynamics Corp.                                                                5,120,700          499,985           .63
Other securities                                                                     23,864,166        2,004,926          2.53
                                                                                                       6,978,861          8.81

FINANCIALS  - 8.50%
American International Group, Inc.                                                   27,480,200        1,957,689          2.47
Freddie Mac                                                                          15,306,600        1,027,379          1.30
Fannie Mae                                                                           13,423,200          999,357          1.26
Other securities                                                                         57,068        2,744,975          3.47
                                                                                                       6,729,400          8.50

CONSUMER STAPLES  - 5.46%
Altria Group, Inc.                                                                   26,700,000        1,306,965          1.65
Walgreen Co.                                                                         23,560,000          858,762          1.09
Other securities                                                                      5,500,000        2,156,399          2.72
                                                                                                       4,322,126          5.46

TELECOMMUNICATION SERVICES  - 3.53%
Vodafone Group PLC (ADR)                                                             33,010,000          755,929
Vodafone Group PLC                                                                   68,465,000          155,967          1.15
AT&T Wireless Services, Inc.  (1)                                                    42,672,500          623,872           .79
Sprint Corp.                                                                         24,545,350          483,053           .61
Other securities                                                                     10,140,700          778,137           .98
                                                                                                       2,796,958          3.53

OTHER - 2.73%                                                                         1,567,800        2,158,848          2.73

TOTAL COMMON STOCKS (cost: $63,967,460,000)                                                           70,987,443         89.63




RIGHTS AND WARRANTS  - 0.00%
Other - 0.00%

TOTAL RIGHTS AND WARRANTS (cost: $20,166,000)                                                              1,724           .00


CONVERTIBLE SECURITIES  - 0.12%
Other - 0.12%

TOTAL CONVERTIBLE SECURITIES (cost: $89,044,000)                                                          94,868           .12

                                                                                      Principal           Market       Percent
                                                                                         amount            value        of net
BONDS & NOTES  - 0.02%                                                                    (000)            (000)        assets

CONSUMER DISCRETIONARY  - 0.02%
AOL Time Warner Inc. 5.625% 2005                                                       $ 10,795           11,036           .02
Other securities                                                                                                           .00

TOTAL BONDS & notes (cost: $10,582,000)                                                                   11,036           .02


                                                                                      Principal           Market       Percent
                                                                                         amount            value        of net
SHORT-TERM SECURITIES  - 10.09%                                                           (000)            (000)        assets


U.S. Treasury bills 0.963%-1.517% due 9/2-11/18/2004                                  2,825,200        2,821,493          3.56
Freddie Mac 1.32%-1.685% due 9/1-11/23/2004                                             225,000          224,561           .28
Edison Asset Securitization LLC 1.39%-1.63% due 9/17-10/27/2004 (2)                     100,000           99,818
General Electric Capital Services Inc. 1.40% due 9/20/2004                               50,000           49,960
General Electric Capital Corp. 1.42%-1.58% due 9/27-10/15/2004                           50,000           49,922           .25
Fannie Mae 1.32%-1.62% due 9/13-11/3/2004                                               200,000          199,672           .25
AIG Funding, Inc. 1.26%-1.52% due 9/7-10/13/2004                                        100,000           99,923
American General Finance Corp. 1.38%-1.51% due 9/13/2004                                 20,000           19,990           .16
Other securities                                                                                       4,426,552          5.59
TOTAL SHORT-TERM SECURITIES (cost: $7,991,915,000)                                                     7,991,891         10.09


TOTAL INVESTMENT SECURITIES (cost: $72,079,167,000)                                                   79,086,962         99.86
New Taiwanese Dollar (cost: $9,522,000)                                                                    9,494           .01
Other assets less liabilities                                                                            102,416           .13

NET ASSETS                                                                                           $79,198,872       100.00%


"Other securities" includes all issues that are not required to be disclosed in the summary Investment portfolio.


INVESTMENTS IN AFFILIATES:

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective indutry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended August 31, 2004 appear below.

                                                                              Beginning
Company                                                             shares or principal           Purchases             Sales
                                                                                 amount

American Pharmaceutical Partners, Inc (1)                                             -           3,800,000                 -
Big Lots, Inc (1)                                                             5,800,000           1,200,000                 -
Burlington Resources Inc                                                      4,500,000          15,260,000                 -
ENSCO Intl Inc                                                                        -           8,235,000                 -
EOG Resources, Inc                                                            5,700,000             500,000                 -
Express Scripts, Inc. (1)                                                     3,890,000             820,000                 -
Forest Laboratories, Inc (1)                                                 18,110,000           2,201,800                 -
Maxim Integrated Products, Inc                                               11,430,000           9,772,012         4,612,012
Pogo Producing Co                                                             2,844,400             800,000                 -
Rowan Companies, Inc (1)                                                              -           6,450,000                 -
Sabre Holdings Corp                                                           7,062,811                   -                 -
SINA Corp (1)                                                                         -           2,552,000                 -





                                                                                 Ending            Dividend               Market
Company                                                             shares or principal              income                value
                                                                                 amount               (000)                (000)

American Pharmaceutical Partners, Inc (1)                                     3,800,000                 $ -              115,558
Big Lots, Inc (1)                                                             7,000,000                   -               85,330
Burlington Resources Inc                                                     19,760,000               3,855              715,905
ENSCO Intl Inc                                                                8,235,000                 495              240,133
EOG Resources, Inc                                                            6,200,000               1,314              358,174
Express Scripts, Inc. (1)                                                     4,710,000                   -              297,672
Forest Laboratories, Inc (1)                                                 20,311,800                   -              931,296
Maxim Integrated Products, Inc                                               16,590,000               3,473              720,504
Pogo Producing Co                                                             3,644,400                 664              160,281
Rowan Companies, Inc (1)                                                      6,450,000                   -              156,864
Sabre Holdings Corp                                                           7,062,811               2,084              162,445
SINA Corp (1)                                                                 2,552,000                   -               53,158

                                                                                                   $ 11,885          $ 3,997,320


The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $2,203,316, which represented 2.78% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements





FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2004                            (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $68,872,201)                                             $75,089,642
  Affiliated issuers (cost: $3,206,966)                                                  3,997,320                 $79,086,962
 Cash denominated in non-U.S. currencies (cost: $9,522)                                                                  9,494
 Cash                                                                                                                   40,915
 Receivables for:
  Sales of investments                                                                    $171,783
  Sales of fund's shares                                                                   167,178
  Dividends and interest                                                                    69,398                     408,359
                                                                                                                    79,545,730
LIABILITIES:
 Payables for:
  Purchases of investments                                                                 208,952
  Repurchases of fund's shares                                                              60,590
  Investment advisory services                                                              19,160
  Services provided by affiliates                                                           55,519
  Deferred Directors' compensation                                                           1,355
  Other fees and expenses                                                                    1,282                     346,858
NET ASSETS AT AUGUST 31, 2004                                                                                      $79,198,872

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                        $72,557,766
 Undistributed net investment income                                                                                    52,263
 Accumulated net realized loss                                                                                        (418,779)
 Net unrealized appreciation                                                                                         7,007,622
NET ASSETS AT AUGUST 31, 2004                                                                                      $79,198,872

Total authorized capital stock - 5,500,000 shares, $.001 par value (3,257,708 total shares outstanding)

                                                                                                                  Net asset value
                                                                             Net assets      Shares outstanding     per share (1)

Class A                                                                     $52,432,242               2,145,949             24.43
Class B                                                                       4,787,858                 201,761             23.73
Class C                                                                       4,814,095                 203,320             23.68
Class F                                                                       7,236,750                 297,465             24.33
Class 529-A                                                                     815,325                  33,449             24.38
Class 529-B                                                                     218,732                   9,149             23.91
Class 529-C                                                                     272,879                  11,410             23.91
Class 529-E                                                                      44,324                   1,830             24.22
Class 529-F                                                                      15,489                     636             24.34
Class R-1                                                                        57,016                   2,374             24.02
Class R-2                                                                       857,218                  35,706             24.01
Class R-3                                                                     3,147,678                 130,165             24.18
Class R-4                                                                     3,320,348                 136,370             24.35
Class R-5                                                                     1,178,918                  48,124             24.50

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $25.92 and $25.87, respectively.


See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended August 31, 2004                      (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of
            $19,660; also includes $11,885 from affiliates)                                  $523,035
  Interest                                                                                    102,940                    $625,975

 Fees and expenses:
  Investment advisory services                                                                205,522
  Distribution services                                                                       246,856
  Transfer agent services                                                                      67,519
  Administrative services                                                                      31,390
  Reports to shareholders                                                                       2,605
  Registration statement and prospectus                                                         3,428
  Postage, stationery and supplies                                                              6,926
  Directors' compensation                                                                         336
  Auditing and legal                                                                              153
  Custodian                                                                                     4,700
  State and local taxes                                                                             1
  Other                                                                                           220
  Total expenses before reimbursement                                                         569,656
   Reimbursement of expenses                                                                      717                     568,939
 Net investment income                                                                                                     57,036

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON
 INVESTMENTS AND NON-U.S. CURRENCY:
 Net realized gain on:
  Investments (includes $75,074 net gain from affiliates)                                   1,376,854
  Non-U.S. currency transactions                                                              140,155                   1,517,009
 Net unrealized appreciation on:
  Investments                                                                               2,932,997
  Non-U.S. currency translations                                                                  861                   2,933,858
   Net realized gain and unrealized appreciation
    on investments and non-U.S. currency                                                                                4,450,867
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $4,507,903


See Notes to Financial Statements



STATEMENT OF CHANGES IN NET ASSETS
                                                        (dollars in thousands)

                                                                                                    Year ended August 31
                                                                                                 2004                        2003
OPERATIONS:
 Net investment income                                                                        $57,036                     $78,333
 Net realized gain on investments and
  non-U.S. currency transactions                                                            1,517,009                     220,101
 Net unrealized appreciation on investments
  and non-U.S. currency translations                                                        2,933,858                   8,438,265
  Net increase in net assets resulting
   from operations                                                                          4,507,903                   8,736,699

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                     (20,306)                    (37,508)

CAPITAL SHARE TRANSACTIONS                                                                 21,009,117                   8,890,875

TOTAL INCREASE IN NET ASSETS                                                               25,496,714                  17,590,066

NET ASSETS:
 Beginning of year                                                                         53,702,158                  36,112,092
 End of year (including  undistributed
  net investment income: $52,263 and $17,706,
  respectively)                                                                           $79,198,872                 $53,702,158


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $72,102,425,000.

During the year ended August 31, 2004, the fund reclassified $1,688,000 and $485,000 from undistributed net investment income to accumulated net realized loss and paid-in capital, respectively, to align financial reporting with tax reporting.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                        (dollars in thousands)

Undistributed net investment income and currency gains                                                       $ 53,618
Short-term capital loss carryforward expiring in 2011                                                        (405,043)
Gross unrealized appreciation on investment securities                                                     10,402,358
Gross unrealized depreciation on investment securities                                                     (3,408,327)
Net unrealized appreciation on investment securities                                                        6,994,031

Undistributed net investment income and currency gains above include currency losses of $1,298,000 that were realized during the period November 1, 2002 through August 31, 2003. The short-term capital loss carryforward above reflects the utilization of a capital loss carryforward of $1,528,612,000. The remaining capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Tax basis distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class                                                  Year ended August 31, 2004              Year ended August 31, 2003

Class A                                                                        $ 11,834                                $ 31,898
Class B                                                                               -                                       -
Class C                                                                               -                                       -
Class F                                                                           4,078                                   4,413
Class 529-A                                                                         640                                     455
Class 529-B                                                                           -                                       -
Class 529-C                                                                           -                                       -
Class 529-E                                                                           -                                      13
Class 529-F                                                                           9                                       1
Class R-1                                                                             -                                       2
Class R-2                                                                             -                                      63
Class R-3                                                                         1,019                                     218
Class R-4                                                                         1,782                                     109
Class R-5                                                                           944                                     336
Total                                                                          $ 20,306                                $ 37,508

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.276% on such assets in excess of $55 billion. The Board of Directors approved an amended agreement effective March 1, 2004, reducing the existing annual rates to 0.280% from 0.281% on daily net assets in excess of $34 billion but not exceeding $44 billion; 0.275% from 0.278% on daily net assets in excess of $44 billion but not exceeding $55 billion; and 0.270% from 0.276% on daily net assets in excess of $55 billion. The new agreement also continued the series of rates to include additional annual rates of 0.265% on daily net assets in excess of $71 billion but not exceeding $89 billion and 0.260% on such assets in excess of $89 billion. For the year ended August 31, 2004, the investment advisory services fee was $205,522,000, which was equivalent to an annualized rate of 0.294% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2004, unreimbursed expenses subject to reimbursement totaled $19,241,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended August 31, 2004, CRMC voluntarily agreed to pay a portion of these fees for Class R-2. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended August 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A        $123,089          $62,133        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          43,869           5,386         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          40,595         Included            $6,089             $1,175           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          14,450         Included             8,670               694            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         945           Included              962                117                $ 641
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B        1,786          Included              268                 91                  179
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C        2,159          Included              324                 90                  216
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         177           Included              53                  6                   35
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          28           Included              17                  2                   11
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          427           Included              64                  20            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         4,430          Included              886               2,294           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         9,959          Included             2,988              1,734           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4         4,942          Included             2,965                44            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              737                 18            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $246,856          $67,519           $24,023             $6,285               $1,082
         --------------------------------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $220,000 in current fees (either paid in cash or deferred) and a net increase of $116,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                               Sales(1)                   dividends and distributions
                                                                     Amount        Shares              Amount             Shares
Year ended August 31, 2004
Class A                                                        $ 13,997,627       571,535            $ 11,368                479
Class B                                                           1,361,390        57,197                   -                  -
Class C                                                           2,272,540        95,568                   -                  -
Class F                                                           4,026,826       165,027               3,553                150
Class 529-A                                                         396,211        16,197                 640                 27
Class 529-B                                                          94,663         3,934                   -                  -
Class 529-C                                                         135,685         5,626                   -                  -
Class 529-E                                                          21,280           876                   -                  -
Class 529-F                                                          10,194           420                   9                 -*
Class R-1                                                            45,559         1,891                   -                  -
Class R-2                                                           652,292        26,868                   -                  -
Class R-3                                                         2,767,267       113,203               1,018                 43
Class R-4                                                         3,346,408       136,236               1,779                 75
Class R-5                                                         1,025,373        41,161                 907                 38
Total net increase
   (decrease)                                                  $ 30,153,315     1,235,739            $ 19,274                812

Year ended August 31, 2003
Class A                                                         $ 9,047,567       464,304            $ 30,635              1,635
Class B                                                           1,070,469        55,879                   -                  -
Class C                                                           1,255,978        65,233                   -                  -
Class F                                                           2,106,047       107,747               3,909                209
Class 529-A                                                         210,052        10,828                 455                 24
Class 529-B                                                          65,004         3,377                   -                  -
Class 529-C                                                          74,845         3,886                   -                  -
Class 529-E                                                          14,036           728                  13                  1
Class 529-F                                                           4,649           239                   1                 -*
Class R-1                                                            20,507         1,061                   2                 -*
Class R-2                                                           304,985        15,642                  63                  3
Class R-3                                                           740,993        37,695                 218                 12
Class R-4                                                           400,549        20,284                 109                  6
Class R-5                                                           190,807         9,343                 292                 16
Total net increase
   (decrease)                                                  $ 15,506,488       796,246            $ 35,697              1,906




Share class                                                             Repurchases(1)                       Net increase
                                                                     Amount        Shares              Amount             Shares
Year ended August 31, 2004
Class A                                                        $ (6,407,752)     (261,061)        $ 7,601,243            310,953
Class B                                                            (337,205)      (14,098)          1,024,185             43,099
Class C                                                            (430,258)      (18,004)          1,842,282             77,564
Class F                                                            (824,402)      (33,759)          3,205,977            131,418
Class 529-A                                                         (23,708)         (964)            373,143             15,260
Class 529-B                                                          (4,482)         (185)             90,181              3,749
Class 529-C                                                          (8,634)         (359)            127,051              5,267
Class 529-E                                                          (1,490)          (62)             19,790                814
Class 529-F                                                            (487)          (20)              9,716                400
Class R-1                                                           (13,212)         (547)             32,347              1,344
Class R-2                                                          (118,354)       (4,877)            533,938             21,991
Class R-3                                                          (399,246)      (16,323)          2,369,039             96,923
Class R-4                                                          (439,571)      (17,816)          2,908,616            118,495
Class R-5                                                          (154,671)       (6,245)            871,609             34,954
Total net increase
   (decrease)                                                  $ (9,163,472)     (374,320)       $ 21,009,117            862,231

Year ended August 31, 2003
Class A                                                        $ (5,340,089)     (281,360)        $ 3,738,113            184,579
Class B                                                            (293,438)      (15,873)            777,031             40,006
Class C                                                            (269,689)      (14,499)            986,289             50,734
Class F                                                            (511,381)      (26,978)          1,598,575             80,978
Class 529-A                                                          (8,258)         (429)            202,249             10,423
Class 529-B                                                          (2,057)         (107)             62,947              3,270
Class 529-C                                                          (3,782)         (195)             71,063              3,691
Class 529-E                                                            (218)          (11)             13,831                718
Class 529-F                                                             (57)           (3)              4,593                236
Class R-1                                                            (1,954)          (99)             18,555                962
Class R-2                                                           (45,532)       (2,350)            259,516             13,295
Class R-3                                                           (98,763)       (5,062)            642,448             32,645
Class R-4                                                           (51,101)       (2,582)            349,557             17,708
Class R-5                                                           (24,991)       (1,283)            166,108              8,076
Total net increase
   (decrease)                                                  $ (6,651,310)     (350,831)        $ 8,890,875            447,321


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $30,325,456,000 and $11,934,808,000, respectively, during the year ended August 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2004, the custodian fee of $4,700,000 included $32,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                  Income (loss) from investment operations(2)
                                                                                                              Net
                                                                  Net asset                        gains (losses)
                                                                     value,              Net        on securities      Total from
                                                                  beginning       investment       (both realized      investment
                                                                  of period     income (loss)     and unrealized)      operations
CLASS A:
 Year ended 8/31/2004                                                $22.49             $.05               $1.90           $1.95
 Year ended 8/31/2003                                                 18.57              .06                3.88            3.94
 Year ended 8/31/2002                                                 23.20              .04               (4.62)          (4.58)
 Year ended 8/31/2001                                                 35.91              .15               (8.62)          (8.47)
 Year ended 8/31/2000                                                 26.20              .18               12.77           12.95
CLASS B:
 Year ended 8/31/2004                                                 22.00             (.13)               1.86            1.73
 Year ended 8/31/2003                                                 18.28             (.09)               3.81            3.72
 Year ended 8/31/2002                                                 22.98             (.13)              (4.57)          (4.70)
 Year ended 8/31/2001                                                 35.79             (.07)              (8.56)          (8.63)
 Period from 3/15/2000 to 8/31/2000                                   32.44                - (5)            3.35            3.35
CLASS C:
 Year ended 8/31/2004                                                 21.96             (.14)               1.86            1.72
 Year ended 8/31/2003                                                 18.26             (.10)               3.80            3.70
 Year ended 8/31/2002                                                 22.95             (.13)              (4.56)          (4.69)
 Period from 3/15/2001 to 8/31/2001                                   23.78             (.08)               (.75)           (.83)
CLASS F:
 Year ended 8/31/2004                                                 22.41              .04                1.90            1.94
 Year ended 8/31/2003                                                 18.53              .05                3.87            3.92
 Year ended 8/31/2002                                                 23.19              .03               (4.61)          (4.58)
 Period from 3/15/2001 to 8/31/2001                                   23.92              .02                (.75)           (.73)
CLASS 529-A:
 Year ended 8/31/2004                                                 22.47              .04                1.90            1.94
 Year ended 8/31/2003                                                 18.56              .07                3.88            3.95
 Period from 2/15/2002 to 8/31/2002                                   22.62              .01               (4.07)          (4.06)
CLASS 529-B:
 Year ended 8/31/2004                                                 22.20             (.18)               1.89            1.71
 Year ended 8/31/2003                                                 18.48             (.12)               3.84            3.72
 Period from 2/15/2002 to 8/31/2002                                   22.62             (.08)              (4.06)          (4.14)
CLASS 529-C:
 Year ended 8/31/2004                                                 22.21             (.17)               1.87            1.70
 Year ended 8/31/2003                                                 18.48             (.12)               3.85            3.73
 Period from 2/15/2002 to 8/31/2002                                   22.62             (.08)              (4.06)          (4.14)
CLASS 529-E:
 Year ended 8/31/2004                                                 22.37             (.05)               1.90            1.85
 Year ended 8/31/2003                                                 18.55             (.02)               3.87            3.85
 Period from 3/1/2002 to 8/31/2002                                    22.95             (.02)              (4.38)          (4.40)
CLASS 529-F:
 Year ended 8/31/2004                                                 22.45              .02                1.89            1.91
 Period from 9/16/2002 to 8/31/2003                                   18.39              .03                4.06            4.09




FINANCIAL HIGHLIGHTS (1)                                           (continued)

                                                                                  Income (loss) from investment operations(2)
                                                                                                             Net
                                                                  Net asset                         gains(losses)
                                                                     value,              Net        on securities      Total from
                                                                  beginning       investment       (both realized      investment
                                                                  of period     income (loss)     and unrealized)      operations
CLASS R-1:
 Year ended 8/31/2004                                                $22.28            $(.15)              $1.89           $1.74
 Year ended 8/31/2003                                                 18.53             (.11)               3.87            3.76
 Period from 6/6/2002 to 8/31/2002                                    21.08             (.03)              (2.52)          (2.55)
CLASS R-2:
 Year ended 8/31/2004                                                 22.26             (.14)               1.89            1.75
 Year ended 8/31/2003                                                 18.53             (.10)               3.86            3.76
 Period from 5/21/2002 to 8/31/2002                                   22.11             (.03)              (3.55)          (3.58)
CLASS R-3:
 Year ended 8/31/2004                                                 22.35             (.03)               1.88            1.85
 Year ended 8/31/2003                                                 18.55             (.02)               3.86            3.84
 Period from 5/21/2002 to 8/31/2002                                   22.11             (.01)              (3.55)          (3.56)
CLASS R-4:
 Year ended 8/31/2004                                                 22.44              .05                1.90            1.95
 Year ended 8/31/2003                                                 18.57              .05                3.87            3.92
 Period from 5/28/2002 to 8/31/2002                                   22.01              .01               (3.45)          (3.44)
CLASS R-5:
 Year ended 8/31/2004                                                 22.52              .12                1.91            2.03
 Year ended 8/31/2003                                                 18.58              .11                3.89            4.00
 Period from 5/15/2002 to 8/31/2002                                   22.40              .03               (3.85)          (3.82)




FINANCIAL HIGHLIGHTS (1)


                                                                             Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions               Total      Net asset
                                                                  investment    (from capital       dividends and     value, end
                                                                     income)           gains)       distributions      of period
CLASS A:
 Year ended 8/31/2004                                                 $(.01)             $ -               $(.01)         $24.43
 Year ended 8/31/2003                                                  (.02)               -                (.02)          22.49
 Year ended 8/31/2002                                                  (.05)               -                (.05)          18.57
 Year ended 8/31/2001                                                  (.15)           (4.09)              (4.24)          23.20
 Year ended 8/31/2000                                                  (.04)           (3.20)              (3.24)          35.91
CLASS B:
 Year ended 8/31/2004                                                     -                -                   -           23.73
 Year ended 8/31/2003                                                     -                -                   -           22.00
 Year ended 8/31/2002                                                     -                -                   -           18.28
 Year ended 8/31/2001                                                  (.09)           (4.09)              (4.18)          22.98
 Period from 3/15/2000 to 8/31/2000                                       -                -                   -           35.79
CLASS C:
 Year ended 8/31/2004                                                     -                -                   -           23.68
 Year ended 8/31/2003                                                     -                -                   -           21.96
 Year ended 8/31/2002                                                     -                -                   -           18.26
 Period from 3/15/2001 to 8/31/2001                                       -                -                   -           22.95
CLASS F:
 Year ended 8/31/2004                                                  (.02)               -                (.02)          24.33
 Year ended 8/31/2003                                                  (.04)               -                (.04)          22.41
 Year ended 8/31/2002                                                  (.08)               -                (.08)          18.53
 Period from 3/15/2001 to 8/31/2001                                       -                -                   -           23.19
CLASS 529-A:
 Year ended 8/31/2004                                                  (.03)               -                (.03)          24.38
 Year ended 8/31/2003                                                  (.04)               -                (.04)          22.47
 Period from 2/15/2002 to 8/31/2002                                       -                -                   -           18.56
CLASS 529-B:
 Year ended 8/31/2004                                                     -                -                   -           23.91
 Year ended 8/31/2003                                                     -                -                   -           22.20
 Period from 2/15/2002 to 8/31/2002                                       -                -                   -           18.48
CLASS 529-C:
 Year ended 8/31/2004                                                     -                -                   -           23.91
 Year ended 8/31/2003                                                     -                -                   -           22.21
 Period from 2/15/2002 to 8/31/2002                                       -                -                   -           18.48
CLASS 529-E:
 Year ended 8/31/2004                                                     -                -                   -           24.22
 Year ended 8/31/2003                                                  (.03)               -                (.03)          22.37
 Period from 3/1/2002 to 8/31/2002                                        -                -                   -           18.55
CLASS 529-F:
 Year ended 8/31/2004                                                  (.02)               -                (.02)          24.34
 Period from 9/16/2002 to 8/31/2003                                    (.03)               -                (.03)          22.45




FINANCIAL HIGHLIGHTS (1)                                            (continued)

                                                                            Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions               Total      Net asset
                                                                  investment    (from capital       dividends and     value, end
                                                                     income)           gains)       distributions      of period
CLASS R-1:
 Year ended 8/31/2004                                                     -                -                   -          $24.02
 Year ended 8/31/2003                                                  (.01)               -                (.01)          22.28
 Period from 6/6/2002 to 8/31/2002                                        -                -                   -           18.53
CLASS R-2:
 Year ended 8/31/2004                                                     -                -                   -           24.01
 Year ended 8/31/2003                                                  (.03)               -                (.03)          22.26
 Period from 5/21/2002 to 8/31/2002                                       -                -                   -           18.53
CLASS R-3:
 Year ended 8/31/2004                                                  (.02)               -                (.02)          24.18
 Year ended 8/31/2003                                                  (.04)               -                (.04)          22.35
 Period from 5/21/2002 to 8/31/2002                                       -                -                   -           18.55
CLASS R-4:
 Year ended 8/31/2004                                                  (.04)               -                (.04)          24.35
 Year ended 8/31/2003                                                  (.05)               -                (.05)          22.44
 Period from 5/28/2002 to 8/31/2002                                       -                -                   -           18.57
CLASS R-5:
 Year ended 8/31/2004                                                  (.05)               -                (.05)          24.50
 Year ended 8/31/2003                                                  (.06)               -                (.06)          22.52
 Period from 5/15/2002 to 8/31/2002                                       -                -                   -           18.58




FINANCIAL HIGHLIGHTS (1)

                                                                    Ratio of expenses   Ratio of expenses              Ratio of
                                                       Net assets,     to average net      to average net     net income (loss)
                                             Total   end of period      assets before        assets after           to average
                                         return (3)   (in millions)     reimbursement    reimbursement(4)           net assets
CLASS A:
 Year ended 8/31/2004                         8.65%        $52,432                .70%                .70%                 .20%
 Year ended 8/31/2003                        21.23          41,267                .76                 .76                  .28
 Year ended 8/31/2002                       (19.80)         30,644                .75                 .75                  .18
 Year ended 8/31/2001                       (25.28)         34,312                .71                 .71                  .56
 Year ended 8/31/2000                        53.51          40,671                .70                 .70                  .58
CLASS B:
 Year ended 8/31/2004                         7.86           4,788               1.44                1.44                 (.55)
 Year ended 8/31/2003                        20.35           3,490               1.53                1.53                 (.49)
 Year ended 8/31/2002                       (20.45)          2,170               1.52                1.52                 (.60)
 Year ended 8/31/2001                       (25.83)          1,437               1.48                1.48                 (.29)
 Period from 3/15/2000 to 8/31/2000          10.33             424                .66                 .66                 (.01)
CLASS C:
 Year ended 8/31/2004                         7.83           4,814               1.50                1.50                 (.60)
 Year ended 8/31/2003                        20.26           2,762               1.55                1.55                 (.52)
 Year ended 8/31/2002                       (20.44)          1,370               1.55                1.55                 (.63)
 Period from 3/15/2001 to 8/31/2001          (3.49)            385                .80                 .80                 (.34)
CLASS F:
 Year ended 8/31/2004                         8.66           7,237                .72                 .72                  .17
 Year ended 8/31/2003                        21.22           3,721                .75                 .75                  .28
 Year ended 8/31/2002                       (19.83)          1,576                .77                 .77                  .15
 Period from 3/15/2001 to 8/31/2001          (3.05)            350                .38                 .38                  .08
CLASS 529-A:
 Year ended 8/31/2004                         8.63             815                .74                 .74                  .16
 Year ended 8/31/2003                        21.35             409                .67                 .67                  .36
 Period from 2/15/2002 to 8/31/2002         (17.95)            144                .86 (6)             .86 (6)              .07 (6)
CLASS 529-B:
 Year ended 8/31/2004                         7.70             219               1.62                1.62                 (.72)
 Year ended 8/31/2003                        20.13             120               1.66                1.66                 (.63)
 Period from 2/15/2002 to 8/31/2002         (18.30)             39               1.66 (6)            1.66 (6)             (.74)(6)
CLASS 529-C:
 Year ended 8/31/2004                         7.65             273               1.61                1.61                 (.71)
 Year ended 8/31/2003                        20.18             136               1.65                1.65                 (.61)
 Period from 2/15/2002 to 8/31/2002         (18.30)             45               1.64 (6)            1.64 (6)             (.72)(6)
CLASS 529-E:
 Year ended 8/31/2004                         8.27              44               1.09                1.09                 (.19)
 Year ended 8/31/2003                        20.78              23               1.11                1.11                 (.08)
 Period from 3/1/2002 to 8/31/2002          (19.17)              6                .56                 .56                 (.10)
CLASS 529-F:
 Year ended 8/31/2004                         8.53              16                .84                 .84                  .07
 Period from 9/16/2002 to 8/31/2003          22.27               5                .86 (6)             .86 (6)              .16 (6)




FINANCIAL HIGHLIGHTS (1)                                          (continued)



                                                                    Ratio of expenses   Ratio of expenses             Ratio of
                                                       Net assets,     to average net      to average net     net income (loss)
                                             Total   end of period      assets before        assets after           to average
                                            return    (in millions)     reimbursement    reimbursement(4)           net assets
CLASS R-1:
 Year ended 8/31/2004                        7.81%             $57              1.51%               1.51%                -.61%
 Year ended 8/31/2003                        20.29              23              1.59                1.53                 (.53)
 Period from 6/6/2002 to 8/31/2002          (12.10)              1               .46                 .36                 (.16)
CLASS R-2:
 Year ended 8/31/2004                         7.86             857              1.60                1.48                 (.57)
 Year ended 8/31/2003                        20.29             305              1.82                1.49                 (.49)
 Period from 5/21/2002 to 8/31/2002         (16.19)              8               .49                 .42                 (.17)
CLASS R-3:
 Year ended 8/31/2004                         8.28           3,148              1.05                1.05                 (.14)
 Year ended 8/31/2003                        20.75             743              1.11                1.11                 (.11)
 Period from 5/21/2002 to 8/31/2002         (16.10)             11               .33                 .31                 (.06)
CLASS R-4:
 Year ended 8/31/2004                         8.70           3,320               .71                 .71                  .20
 Year ended 8/31/2003                        21.19             401               .74                 .74                  .26
 Period from 5/28/2002 to 8/31/2002         (15.63)              3               .25                 .20                  .05
CLASS R-5:
 Year ended 8/31/2004                         9.02           1,179               .41                 .41                  .50
 Year ended 8/31/2003                        21.61             297               .43                 .43                  .56
 Period from 5/15/2002 to 8/31/2002         (17.05)             95               .13                 .13                  .14


                                                                                Year ended August 31
                                                               2004       2003         2002         2001         2000

Portfolio turnover rate for all classes of shares               19%        25%          30%          36%          47%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the start-up period for the retirement plan share classes (except Class R-5), CRMC voluntarily agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.


See Notes to Financial Statements




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE GROWTH FUND OF AMERICA, INC.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the "Fund"), including the investment portfolio, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Los Angeles, California
October 13, 2004




TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $3,606,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


EXPENSE EXAMPLE

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 through August 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account    Ending account        Expenses paid         Annualized
                                                  value 3/1/2004   value 8/31/2004     during period(1)      expense ratio

Class A -- actual return                         $      1,000.00          $ 952.06               $ 3.39               .69%
Class A -- assumed 5% return                            1,000.00           1021.73                 3.52               .69
Class B -- actual return                                1,000.00            948.44                 7.02              1.43
Class B -- assumed 5% return                            1,000.00           1018.00                 7.27              1.43
Class C -- actual return                                1,000.00            948.34                 7.32              1.49
Class C -- assumed 5% return                            1,000.00           1017.69                 7.58              1.49
Class F -- actual return                                1,000.00            952.25                 3.49               .71
Class F -- assumed 5% return                            1,000.00           1021.63                 3.62               .71
Class 529-A -- actual return                            1,000.00            952.36                 3.49               .71
Class 529-A -- assumed 5% return                        1,000.00           1021.63                 3.62               .71
Class 529-B -- actual return                            1,000.00            948.06                 7.91              1.61
Class 529-B -- assumed 5% return                        1,000.00           1017.09                 8.19              1.61
Class 529-C -- actual return                            1,000.00            947.67                 7.85              1.60
Class 529-C -- assumed 5% return                        1,000.00           1017.14                 8.13              1.60
Class 529-E -- actual return                            1,000.00            950.54                 5.31              1.08
Class 529-E -- assumed 5% return                        1,000.00           1019.76                 5.50              1.08
Class 529-F -- actual return                            1,000.00            951.52                 4.08               .83
Class 529-F -- assumed 5% return                        1,000.00           1021.02                 4.23               .83
Class R-1 -- actual return                              1,000.00            948.29                 7.37              1.50
Class R-1 -- assumed 5% return                          1,000.00           1017.64                 7.63              1.50
Class R-2 -- actual return                              1,000.00            948.25                 7.22              1.47
Class R-2 -- assumed 5% return                          1,000.00           1017.80                 7.48              1.47
Class R-3 -- actual return                              1,000.00            950.47                 5.06              1.03
Class R-3 -- assumed 5% return                          1,000.00           1020.01                 5.24              1.03
Class R-4 -- actual return                              1,000.00            952.28                 3.49               .71
Class R-4 -- assumed 5% return                          1,000.00           1021.63                 3.62               .71
Class R-5 -- actual return                              1,000.00            953.69                 2.02               .41
Class R-5 -- assumed 5% return                          1,000.00           1023.14                 2.09               .41

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).



BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                          YEAR FIRST
                                             ELECTED
                                          A DIRECTOR
NAME AND AGE                          OF THE FUND(1)          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Joseph C. Berenato, 58                          2003          Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

Robert A. Fox, 67                               1970          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired President and CEO, Foster Farms
                                                              (poultry producer)

Leonade D. Jones, 56                            1993          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

John G. McDonald, 67                            1976          The Stanford Investors Professor, Graduate School of Business,
                                                              Stanford University

Gail L. Neale, 69                               1998          President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 69                              1989          President Emeritus, Keck Graduate Institute of Applied Life Sciences

Patricia K. Woolf, Ph.D., 70                    1985          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" DIRECTORS

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
                                         OVERSEEN BY
NAME AND AGE                                DIRECTOR          OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Joseph C. Berenato, 58                            4           Ducommun Incorporated

Robert A. Fox, 67                                 7           Crompton Corporation

Leonade D. Jones, 56                              6           None

John G. McDonald, 67                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

Gail L. Neale, 69                                 6           None

Henry E. Riggs, 69                                4           None

Patricia K. Woolf, Ph.D., 70                      6           Crompton Corporation; First Energy Corporation; National Life Holding
                                                              Co.


"INTERESTED" DIRECTORS(4)

                                          YEAR FIRST
                                           ELECTED A
                                         DIRECTOR OR          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                OFFICER          AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                    OF THE FUND(1)          PRINCIPAL UNDERWRITER OF THE FUND

James F. Rothenberg, 58                         1997          President and Director, Capital Research and
Chairman of the Board                                         Management Company; Director, American Funds Distributors, Inc.;(5)
                                                              Director, American Funds Service Company;(5) Director, The Capital
                                                              Group Companies, Inc.;(5) Director, Capital Group Research, Inc.(5)

Donald D. O'Neal, 44                            1995          Senior Vice President, Capital Research and
President                                                     Management Company


"INTERESTED" DIRECTORS(4)

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
NAME, AGE AND                            OVERSEEN BY
POSITION WITH FUND                          DIRECTOR          OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

James F. Rothenberg, 58                           3           None
Chairman of the Board

Donald D. O'Neal, 44                              3           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) All of the officers listed, except Messrs. Beleson, Merritt and Vogt, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

OTHER OFFICERS
                                          YEAR FIRST
                                             ELECTED          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                             AN OFFICER          AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                    OF THE FUND(1)          THE PRINCIPAL UNDERWRITER OF THE FUND

Gordon Crawford, 57                             1992          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

Paul G. Haaga, Jr., 55                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company;
                                                              Director, The Capital Group Companies, Inc.(5)

Bradley J. Vogt,(6) 39                          1999          President and Director, Capital Research
Senior Vice President                                         Company;5 Director, American Funds Distributors, Inc.(5)

Richard M. Beleson,(6) 50                       1992          Senior Vice President, Capital Research Company;(5)
Vice President                                                Director, Capital Research and Management Company

Michael T. Kerr, 45                             1998          Senior Vice President, Capital Research Company(5)
Vice President

Mark E. Merritt,(6) 35                          2004          Vice President and Director, Capital Research
Vice President                                                Company(5)

Patrick F. Quan, 46                           1986-1998       Vice President -- Fund Business Management
Secretary                                       2000          Group, Capital Research and Management Company

Sheryl F. Johnson, 36                           1998          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

David A. Pritchett, 38                          1999          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE AMERICAN FUNDS AND SEC WEBSITES.

A complete portfolio of The Growth Fund of America's investments is available upon request, free of charge, by calling American Funds Service Company or accessing the U.S. Securities and Exchange Commission website.

The Growth Fund of America files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by calling American Funds Service Company. You may also review or, for a fee, copy the forms at the Commission's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
>  The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-905-1004P

Litho in USA AGD/AL/8057-S1909

Printed on recycled paper




ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, P.O. Box 7650, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Leonade D. Jones, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)       Audit Fees:
                                    2003             $56,000
                                    2004             $57,000
b) Audit- Related Fees:
                                    2003             none
                                    2004             $8,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns including returns relating to the registrant's investments in non-U.S. jurisdictions.

d) All Other Fees:
                                    2003             none
                                    2004             none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

b) Audit- Related Fees:
                                    2003             $339,000
                                    2004             $259,000

                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $352,000 for fiscal year 2003 and $311,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - AMERICAN FUNDS (r)]



THE GROWTH FUND OF AMERICA
Investment portfolio
August 31, 2004

                                                                                                               Market value
COMMON STOCKS -- 89.63%                                                                             Shares            (000)

CONSUMER DISCRETIONARY  --  19.68%
Time Warner Inc.(1)                                                                            122,900,000     $  2,009,415
Target Corp.                                                                                    32,870,000        1,465,345
Lowe's Companies, Inc.                                                                          28,320,400        1,407,524
Comcast Corp., Class A(1)                                                                       29,041,387          818,096
Comcast Corp., Class A, special nonvoting stock(1)                                              16,756,000          464,979
IAC/InterActiveCorp(1)                                                                          42,750,000          975,127
Carnival Corp., units                                                                           16,459,100          753,662
News Corp. Ltd., preferred (ADR)                                                                24,520,367          729,481
Liberty Media Corp., Class A(1)                                                                 68,625,000          611,449
Cox Communications, Inc., Class A(1)                                                            16,681,200          548,144
eBay Inc.(1)                                                                                     6,146,600          531,927
Starbucks Corp.(1)                                                                              11,329,200          489,875
Best Buy Co., Inc.                                                                              10,530,000          489,856
Limited Brands, Inc.                                                                            20,700,000          415,656
Clear Channel Communications, Inc.                                                               9,905,000          331,917
Office Depot, Inc.(1)                                                                           15,640,000          250,396
Viacom Inc., Class B, nonvoting                                                                  7,025,000          234,003
Viacom Inc., Class A                                                                               250,000            8,465
Fox Entertainment Group, Inc., Class A(1)                                                        8,870,000          240,732
Kohl's Corp.(1)                                                                                  4,575,000          226,371
Harrah's Entertainment, Inc.                                                                     4,650,000          224,083
Michaels Stores, Inc.                                                                            3,350,000          192,055
Amazon.com, Inc.(1)                                                                              4,500,000          171,630
UnitedGlobalCom, Inc., Class A(1)                                                               25,200,000          171,360
Gap, Inc.                                                                                        9,000,000          168,660
Walt Disney Co.                                                                                  7,000,000          157,150
Harley-Davidson Motor Co.                                                                        2,407,200          146,887
Liberty Media International, Inc., Class A(1)                                                    4,260,016          143,989
A. H. Belo Corp., Class A                                                                        4,850,000          111,259
Ross Stores, Inc.                                                                                5,225,000          110,509
Toys "R" Us, Inc.(1)                                                                             6,000,000           97,440
Dana Corp.                                                                                       5,000,000           94,350
Magna International Inc., Class A                                                                1,251,000           93,174
Brinker International, Inc.(1)                                                                   3,000,000           91,350
International Game Technology                                                                    3,000,000           86,550
Big Lots, Inc.(1),(2)                                                                            7,000,000           85,330
Interpublic Group of Companies, Inc.(1)                                                          7,700,000           81,235
Outback Steakhouse, Inc.                                                                         1,996,700           78,151
TJX Companies, Inc.                                                                              3,000,000           63,480
Yamada Denki Co., Ltd.                                                                           1,725,000           62,580
MGM Mirage, Inc.(1)                                                                              1,386,100           57,301
McDonald's Corp.                                                                                 1,300,000           35,126
DirecTV Group Inc.(1)                                                                            2,000,000           31,740
Circuit City Stores, Inc.                                                                        2,300,000           29,831
                                                                                                                 15,587,640

INFORMATION TECHNOLOGY  --  18.09%
Microsoft Corp.                                                                                 63,657,125     $  1,737,840
Texas Instruments Inc.                                                                          42,550,000          831,427
Applied Materials, Inc.(1)                                                                      49,665,000          789,177
First Data Corp.                                                                                18,340,000          774,865
Yahoo! Inc.(1)                                                                                  26,452,154          754,151
Taiwan Semiconductor Manufacturing Co. Ltd.                                                    520,321,765          722,456
Maxim Integrated Products, Inc.(2)                                                              16,590,000          720,504
Linear Technology Corp.                                                                         14,425,000          515,982
Corning Inc.(1)                                                                                 46,820,000          473,818
Analog Devices, Inc.                                                                            11,716,666          406,803
Xilinx, Inc.                                                                                    14,800,000          405,964
Cisco Systems, Inc.(1)                                                                          20,614,500          386,728
Automatic Data Processing, Inc.                                                                  8,750,000          347,988
Sun Microsystems, Inc.(1)                                                                       83,147,700          319,287
Micron Technology, Inc.(1)                                                                      27,510,000          316,640
PeopleSoft, Inc.(1)                                                                             18,188,200          316,475
Altera Corp.(1)                                                                                 15,700,000          297,044
Microchip Technology Inc.                                                                       10,225,000          269,838
Intuit Inc.(1)                                                                                   6,334,900          267,903
KLA-Tencor Corp.(1)                                                                              6,475,000          241,906
International Business Machines Corp.                                                            2,615,000          221,464
CDW Corp.                                                                                        3,500,000          204,750
EMC Corp.(1)                                                                                    17,700,000          190,629
Flextronics International Ltd.(1)                                                               14,075,000          174,671
Sabre Holdings Corp., Class A(2)                                                                 7,062,811          162,445
Cadence Design Systems, Inc.(1)                                                                 12,400,000          154,132
T-Online International AG(1)                                                                    16,000,000          153,358
QUALCOMM Inc.                                                                                    4,000,000          152,200
Fujitsu Ltd.                                                                                    22,260,000          138,614
Advanced Micro Devices, Inc.(1)                                                                 12,000,000          137,160
Ceridian Corp.(1)                                                                                7,240,900          133,884
Solectron Corp.(1)                                                                              25,120,600          129,622
ASML Holding NV (New York registered)(1)                                                         9,625,000          124,548
Hirose Electric Co., Ltd.                                                                        1,265,000          123,038
Murata Manufacturing Co., Ltd.                                                                   2,244,000          111,911
Hoya Corp.                                                                                       1,051,000          101,837
Samsung Electronics Co., Ltd.                                                                      257,770          100,941
Hewlett-Packard Co.                                                                              5,138,500           91,928
Nortel Networks Corp.(1)                                                                        22,300,000           83,848
Rohm Co., Ltd.                                                                                     782,000           81,518
Teradyne, Inc.(1)                                                                                6,250,000           80,438
Hon Hai Precision Industry Co., Ltd.                                                            22,884,974           75,382
Paychex, Inc.                                                                                    2,273,019           67,440
National Instruments Corp.                                                                       2,250,000           58,657
Compuware Corp.(1)                                                                              12,054,100           54,605
SINA Corp.(1),(2)                                                                                2,552,000           53,158
Oracle Corp.(1)                                                                                  4,475,000           44,616
Dell Inc.(1)                                                                                     1,080,000           37,627
VIA Technologies, Inc.                                                                          49,411,000           34,157
Jabil Circuit, Inc.(1)                                                                           1,640,000           33,833
Sanmina-SCI Corp.(1)                                                                             4,570,000           31,624
Agere Systems Inc., Class A(1)                                                                  22,166,247           26,821
Electronic Data Systems Corp.                                                                    1,200,000           23,064
Motorola, Inc.                                                                                   1,276,500           20,615
Homestore, Inc.(1)                                                                               4,100,000            8,938
Cypress Semiconductor Corp.(1)                                                                     300,000            2,928
                                                                                                                 14,323,197

HEALTH CARE  --  12.35%
Sanofi-Aventis                                                                                  17,990,129       $1,279,554
Biogen Idec Inc.(1)                                                                             15,911,000          944,000
Forest Laboratories, Inc.(1),(2)                                                                20,311,800          931,296
AstraZeneca PLC (Sweden)                                                                        10,818,000          501,409
AstraZeneca PLC (ADR)                                                                            2,797,000          130,144
AstraZeneca PLC                                                                                  2,800,000          129,087
Eli Lilly and Co.                                                                               10,700,000          678,915
Amgen Inc.(1)                                                                                   11,160,000          661,676
Guidant Corp.                                                                                   10,062,200          601,720
Elan Corp., PLC (ADR)(1)                                                                        17,266,400          390,739
Gilead Sciences, Inc.(1)                                                                         4,750,000          328,367
Genentech, Inc.(1)                                                                               6,500,000          317,070
Express Scripts, Inc.(1),(2)                                                                     4,710,000          297,672
Medtronic, Inc.                                                                                  5,580,000          277,605
Anthem, Inc.(1)                                                                                  2,892,400          234,979
Sepracor Inc.(1)                                                                                 4,250,000          210,842
Allergan, Inc.                                                                                   2,725,000          203,421
Aetna Inc.                                                                                       2,020,000          187,153
St. Jude Medical, Inc.(1)                                                                        2,125,000          142,906
HCA Inc.                                                                                         3,220,000          124,968
Celgene Corp.(1)                                                                                 2,200,000          124,850
American Pharmaceutical Partners, Inc.(1),(2)                                                    3,800,000          115,558
Novo Nordisk A/S, Class B                                                                        2,000,000          106,852
Pfizer Inc                                                                                       3,125,000          102,094
OSI Pharmaceuticals, Inc.(1)                                                                     1,500,000           89,385
Amylin Pharmaceuticals, Inc.(1)                                                                  4,500,000           89,055
Applera Corp. -- Applied Biosystems Group                                                        4,100,000           78,064
Applera Corp. -- Celera Genomics Group(1)                                                          528,800            5,695
Caremark Rx, Inc.(1)                                                                             2,700,000           77,490
Lincare Holdings Inc.(1)                                                                         2,200,000           70,708
Roche Holding AG                                                                                   625,000           60,652
Affymetrix, Inc.(1)                                                                              2,000,000           55,600
Andrx Group(1)                                                                                   2,720,000           54,835
ImClone Systems Inc.(1)                                                                          1,000,000           53,280
Millennium Pharmaceuticals, Inc.(1)                                                              4,000,000           47,560
IDEXX Laboratories, Inc.(1)                                                                        946,700           46,114
ICOS Corp.(1)                                                                                    1,000,000           26,090
Schering-Plough Corp.                                                                              278,200            5,136
                                                                                                                  9,782,541

ENERGY  --  9.34%
Schlumberger Ltd.                                                                               14,198,300          877,455
Burlington Resources Inc.(2)                                                                    19,760,000          715,905
Devon Energy Corp.                                                                               7,695,000          498,713
LUKoil Holding (ADR)                                                                             3,750,000          442,500
Transocean Sedco Forex Inc.(1)                                                                  12,649,900          388,352
Suncor Energy Inc.                                                                              13,303,862          369,394
EOG Resources, Inc.(2)                                                                           6,200,000          358,174
Halliburton Co.                                                                                 11,905,000          347,269
Petro-Canada                                                                                     6,034,700          282,403
Noble Corp.(1)                                                                                   6,675,000          268,468
BG Group PLC                                                                                    40,291,737          249,006
ENSCO International Inc.(2)                                                                      8,235,000          240,133
Nexen Inc.                                                                                       6,225,646          221,938
Canadian Natural Resources, Ltd.                                                                 6,200,000          201,493
Diamond Offshore Drilling, Inc.                                                                  6,425,000          163,323
Pogo Producing Co.(2)                                                                            3,644,400          160,281
Baker Hughes Inc.                                                                                4,000,000          157,320
Rowan Companies, Inc.(1),(2)                                                                     6,450,000          156,864
Occidental Petroleum Corp.                                                                       3,000,000          154,950
Shell Canada Ltd.                                                                                2,980,000          147,889
BJ Services Co.                                                                                  3,000,000          144,150
Apache Corp.                                                                                     3,145,060          140,553
Weatherford International Ltd.(1)                                                                3,000,000          139,020
Cross Timbers Oil Co.                                                                            4,600,000          128,984
Norsk Hydro ASA (ADR)                                                                            1,567,800           98,081
Premcor Inc.(1)                                                                                  2,814,200           94,360
Imperial Oil Ltd.                                                                                2,007,577           94,024
Exxon Mobil Corp.                                                                                1,900,000           87,590
Murphy Oil Corp.                                                                                   878,000           66,298
                                                                                                                  7,394,890

INDUSTRIALS  --  8.44%
Tyco International Ltd.                                                                         32,675,000        1,023,381
General Electric Co.                                                                            23,740,000          778,435
FedEx Corp.                                                                                      6,822,300          559,360
Illinois Tool Works Inc.                                                                         5,950,000          543,176
Boeing Co.                                                                                      10,200,000          532,644
Southwest Airlines Co.                                                                          35,079,877          519,884
United Parcel Service, Inc., Class B                                                             7,078,300          517,070
General Dynamics Corp.                                                                           5,120,700          499,985
3M Co.                                                                                           3,940,000          324,498
Northrop Grumman Corp.                                                                           5,900,200          304,745
Ryanair Holdings PLC (ADR)(1)                                                                    6,835,000          212,227
Robert Half International Inc.                                                                   6,610,000          161,945
Burlington Northern Santa Fe Corp.                                                               3,950,000          141,410
Allied Waste Industries, Inc.(1)                                                                13,500,000          138,240
Monster Worldwide, Inc.(1)                                                                       5,775,000          116,828
Manpower Inc.                                                                                    2,400,000          101,352
Deere & Co.                                                                                      1,200,000           75,924
Raytheon Co.                                                                                     2,100,000           72,933
Bombardier Inc., Class B                                                                        13,271,050           30,598
United Rentals, Inc.(1)                                                                          1,927,600           28,316
                                                                                                                  6,682,951

FINANCIALS  --  8.12%
American International Group, Inc.                                                              27,480,200        1,957,689
Freddie Mac                                                                                     15,306,600        1,027,379
Fannie Mae                                                                                      13,423,200          999,357
XL Capital Ltd., Class A                                                                         4,665,000          327,483
Bank of New York Co., Inc.                                                                      10,695,000          318,711
Mitsubishi Estate Co., Ltd.                                                                     26,500,000          299,610
Capital One Financial Corp.                                                                      2,500,000          169,400
Berkshire Hathaway Inc., Class A(1)                                                                  1,850          160,950
Wells Fargo & Co.                                                                                2,730,000          160,387
Citigroup Inc.                                                                                   2,660,000          123,903
Mizuho Financial Group, Inc.                                                                        30,000          121,785
Marsh & McLennan Companies, Inc.                                                                 2,475,900          110,648
Sumitomo Realty & Development Co., Ltd.                                                         10,000,000          109,938
SunTrust Banks, Inc.                                                                             1,500,000          102,150
Chubb Corp.                                                                                      1,500,000          102,015
American Express Co.                                                                             1,700,000           85,034
Aon Corp.                                                                                        3,218,600           83,523
Mitsui Sumitomo Insurance Co., Ltd.                                                              8,000,000           71,124
Protective Life Corp.                                                                            1,500,000           58,695
City National Corp.                                                                                675,000           44,537
                                                                                                                  6,434,318

CONSUMER STAPLES  --  5.29%
Altria Group, Inc.                                                                              26,700,000     $  1,306,965
Walgreen Co.                                                                                    23,560,000          858,762
PepsiCo, Inc.                                                                                    6,275,000          313,750
Anheuser-Busch Companies, Inc.                                                                   5,930,000          313,104
Coca-Cola Co.                                                                                    6,965,000          311,405
Procter & Gamble Co.                                                                             3,520,000          197,014
Kerry Group PLC, Class A                                                                         8,230,668          171,413
Unilever NV (New York registered)                                                                2,800,000          168,168
Wal-Mart Stores, Inc.                                                                            3,050,000          160,644
Avon Products, Inc.                                                                              3,200,000          141,376
Wm. Wrigley Jr. Co.                                                                              1,330,000           82,500
Whole Foods Market, Inc.                                                                           974,800           75,771
General Mills, Inc.                                                                              1,235,000           58,354
SYSCO Corp.                                                                                      1,000,000           32,140
                                                                                                                  4,191,366

TELECOMMUNICATION SERVICES  --  3.29%
Vodafone Group PLC (ADR)                                                                        33,010,000          755,929
Vodafone Group PLC                                                                              68,465,000          155,967
AT&T Wireless Services, Inc.(1)                                                                 42,672,500          623,872
Sprint Corp.                                                                                    24,545,350          483,053
Telefonica, SA (ADR)                                                                             5,000,000          214,600
KDDI Corp.                                                                                          30,000          144,930
China Unicom Ltd.                                                                              150,000,000          110,578
Deutsche Telekom AG(1)                                                                           5,000,000           87,263
AT&T Corp.                                                                                       2,000,000           29,560
                                                                                                                  2,605,752

MATERIALS  --  2.58%
Freeport-McMoRan Copper & Gold Inc., Class B                                                     8,011,100          301,458
Inco Ltd.(1)                                                                                     7,000,000          238,980
Newmont Mining Corp.                                                                             4,700,000          208,633
Phelps Dodge Corp.                                                                               2,500,000          203,900
BHP Billiton Ltd.                                                                               19,516,661          181,069
Rio Tinto PLC                                                                                    7,000,000          174,179
CONSOL Energy Inc.(3)                                                                            3,700,000          118,696
CONSOL Energy Inc.                                                                                 800,000           25,664
CRH PLC                                                                                          5,969,432          135,661
Dow Chemical Co.                                                                                 2,606,600          111,588
Potash Corp. of Saskatchewan Inc.                                                                1,904,000          105,710
Nitto Denko Corp.                                                                                2,111,000           93,064
Sealed Air Corp.(1)                                                                              1,580,000           77,610
Barrick Gold Corp.                                                                               3,400,000           68,000
                                                                                                                  2,044,212

UTILITIES  --  0.13%
Questar Corp.                                                                                    2,475,000          100,683

MISCELLANEOUS  --  2.32%
Other common stock securities in initial period of acquisition                                                    1,839,893

TOTAL COMMON STOCKS (cost: $63,967,460,000)                                                                      70,987,443

                                                                                                               Market value
RIGHTS AND WARRANTS -- 0.00%                                                                        Shares            (000)

TELECOMMUNICATION SERVICES  --  0.00%
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012 (3),(4)                         634,116    $       1,325
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012 (3),(4)                          96,812              202
                                                                                                                      1,527

CONSUMER DISCRETIONARY  --  0.00%
NTL Inc., Series A, warrants, expire 2011                                                           40,425              197

TOTAL RIGHTS AND WARRANTS (cost: $20,166,000)                                                                         1,724


CONVERTIBLE SECURITIES -- 0.12%

FINANCIALS  --  0.11%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units              4,572,000,000           88,866

TELECOMMUNICATION SERVICES -- 0.01%
Broadview Networks Holdings, Inc., Series E, convertible preferred (1),(3),(4)                   1,588,972            3,337

INFORMATION TECHNOLOGY -- 0.00%
ProAct Technologies Corp., Series C, convertible preferred (1),(3),(4)                           6,500,000            2,665

TOTAL CONVERTIBLE SECURITIES (cost: $89,044,000)                                                                     94,868

                                                                                          Principal amount
BONDS AND NOTES -- 0.02%                                                                             (000)

CONSUMER DISCRETIONARY  --  0.02%
AOL Time Warner Inc. 5.625% 2005                                                                    10,795           11,036

TOTAL BONDS AND NOTES (cost: $10,582,000)                                                                            11,036


SHORT-TERM SECURITIES -- 10.09%

U.S. Treasury Bills 0.963%-1.517% due 9/2-11/18/2004                                             2,825,200        2,821,493
Federal Home Loan Bank 1.33%-1.625% due 9/8-11/19/2004                                             252,762          252,258
Freddie Mac 1.32%-1.685% due 9/1-11/23/2004                                                        225,000          224,561
Wells Fargo & Co. 1.40%-1.60% due 9/21-10/19/2004                                                  200,000          199,998
State Street Bank & Trust 1.35%-1.62% due 9/8-11/1/2004                                            200,000          199,997
J.P. Morgan Chase & Co. 1.42%-1.50% due 9/22-9/27/2004                                             125,000          124,876
Park Avenue Receivables Co. LLC 1.39%-1.56% due 9/3-10/4/2004(3)                                    75,000           74,958
DuPont (E.I.) de Nemours & Co. 1.33%-1.55% due 9/10-10/19/2004                                     200,000          199,758
Proctor & Gamble Co. 1.34%-1.61% due 9/9-11/17/2004(3)                                             200,000          199,717
Edison Asset Securitization LLC 1.39%-1.63% due 9/17-10/27/2004(3)                                 100,000           99,818
General Electric Capital Services Inc. 1.40% due 9/20/2004                                          50,000           49,960
General Electric Capital Corp. 1.42%-1.58% due 9/27-10/15/2004                                      50,000           49,922
Wal-Mart Stores Inc. 1.34%-1.60% due 9/8-11/9/2004(3)                                              200,000          199,680
Fannie Mae 1.32%-1.62% due 9/13-11/3/2004                                                          200,000          199,672
Pfizer Inc.1.33%-1.62% due 9/7-11/16/2004(3)                                                       200,000          199,592
CAFCO, LLC 1.50%-1.63% due 9/24-11/5/2004(3)                                                       150,000          149,673
Ciesco LLC 1.52%-1.60% due 10/8-10/22/2004                                                          50,000           49,902
Bank of America Corp. 1.51%-1.62% due 10/15-11/1/2004                                              150,000          149,611
Receivables Capital Corp. 1.51%-1.52% due 9/3-10/12/2004(3)                                         50,000           49,943
Coca-Cola Co. 1.50%-1.60% due 10/22-11/8/2004                                                      200,000          199,494
Variable Funding Capital Corp. 1.40%-1.51% due 9/10-9/21/2004(3)                                   150,000          149,895
Gannett Co. 1.41%-1.49% due 9/14-9/24/2004(3)                                                      150,000          149,880
International Bank for Reconstruction and Development 1.23%-1.595% due
     9/8-11/15/2004                                                                                150,000          149,763
Exxon Asset Management Co. 1.50% due 10/8-10/18/2004(3)                                            150,000          149,739
New Center Asset Trust 1.40%-1.63% due 9/24-11/8/2004                                              150,000          149,725
Abbott Laboratories Inc. 1.34%-1.50% due 9/14-10/19/2004(3)                                        140,000          139,815
Three Pillars Funding Corp. 1.48%-1.56% due 9/1-9/27/2004(3)                                       125,000          124,937
Private Export Funding Corp. 1.49%-1.50% due 9/27-10/12/2004(3)                                    125,000          124,826
Federal Farm Credit Banks 1.39%-1.64% due 9/22-11/29/2004                                          125,000          124,793
FCAR Owner Trust I 1.53%-1.61% due 10/4-10/25/2004                                                 125,000          124,755
AIG Funding, Inc. 1.26%-1.52% due 9/7-10/13/2004                                                   100,000           99,923
American General Finance Corp. 1.38%-1.51%% due 9/13/2004                                           20,000           19,990
Triple-A One Funding Corp. 1.45%-1.57% due 9/2-10/4/2004(3)                                        120,000          119,888
Tennessee Valley Authority 1.30%-1.39% due 9/9-9/16/2004                                           100,000           99,955
ChevronTexaco Corp. 1.48%-1.50% due 9/28-10/15/2004                                                100,000           99,848
IBM Credit Corp. 1.53%-1.54%% due 11/2/2004                                                        100,000           99,718
Caterpillar Financial Services Corp. 1.34%-1.60% due 9/1-11/3/2004                                  75,000           74,888
Netjets Inc. 1.51%-1.61% due 10/6-10/26/2004(3)                                                     75,000           74,847
American Express Credit Corp. 1.29.% due 9/1/2004                                                   50,000           49,998
Verizon Network Funding Corp. 1.36%-1.50% due 9/3-9/20/2004                                         50,000           49,980
Household Finance Corp. 1.39%-1.54% due 9/1-10/5/2004                                               50,000           49,962
Eli Lilly and Co. 1.45%-1.56% due 9/10-10/29/2004(3)                                                50,000           49,891
Anheuser-Busch Cos. Inc. 1.32% due 9/10/2004(3)                                                     20,000           19,992

TOTAL SHORT-TERM SECURITIES (cost: $7,991,915,000)                                                                7,991,891


TOTAL INVESTMENT SECURITIES (cost: $72,079,167,000)                                                              79,086,962
New Taiwanese Dollar (cost: $9,522,000)                                                          $NT 9,522            9,494
Other assets less liabilities                                                                                       102,416

NET ASSETS                                                                                                      $79,198,872

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company
    Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restriced securities was $2,203,316, which represented 2.78% of the net assets of the fund.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.

ADR = American Depositary Receipts

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and
Board of Directors of
The Growth Fund of America, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc. (the "Fund") as of August 31, 2004, and for the year then ended and have issued our report thereon dated October 13, 2004, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of August 31, 2004 appearing in Item 6 of this Form N-CSR. This
Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
October 13, 2004
Los Angeles, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    THE GROWTH FUND OF AMERICA, INC.

                                    By /s/ James F. Rothenberg
                                    -------------------------------------------
                                    James F. Rothenberg, Chairman and PEO
                                    Date: November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ James F. Rothenberg
-------------------------------------------
James F. Rothenberg, Chairman and PEO
Date: November 8, 2004


By /s/ Sheryl F. Johnson
-------------------------------------------
Sheryl F. Johnson, Treasurer and PFO
Date: November 8, 2004